                                                                    Exhibit 99.3


                                                                  CONFORMED COPY



--------------------------------------------------------------------------------


                               RIGHTS AGREEMENT

                                    BETWEEN

                         BORDEN CHEMICALS AND PLASTICS
                              LIMITED PARTNERSHIP

                                      AND

                         HARRIS TRUST AND SAVINGS BANK
                                as Rights Agent

                           Dated as of April 8, 1997


--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

                                                                                          Page
Section 1.  Certain Definitions............................................................  2

Section 2.  Appointment of Rights Agent....................................................  8

Section 3.  Issue of Right Certificates....................................................  8

Section 4.  Form of Right Certificates..................................................... 11

Section 5.  Countersignature and Registration.............................................. 11

Section 6.  Transfer, Split Up, Combination and Exchange of Right Certificates;
               Mutilated, Destroyed, Lost or Stolen Right Certificates..................... 12

Section 7.  Exercise of Rights, Purchase Price; Expiration Date of Rights.................. 13

Section 8.  Cancellation and Destruction of Right Certificates............................. 15

Section 9.  Availability of Units.......................................................... 16

Section 10.  Units Record Date............................................................. 18

Section 11.  Adjustment of Purchase Price, Number of Units and Number of Rights............ 18

Section 12.  Certificate of Adjusted Purchase Price or Number of Units..................... 32

Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earnings Power......... 32

Section 14.  Fractional Rights and Fractional Units........................................ 39

Section 15.  Rights of Action.............................................................. 40

Section 16.  Agreement of Right Holders.................................................... 41

Section 17.  Right Certificate Holder Not Deemed a Holder of Units......................... 42

Section 18.  Concerning the Rights Agent................................................... 42

Section 19.  Merger or Consolidation or Change of Name of Rights Agent..................... 43

Section 20.  Duties of Rights Agent........................................................ 44

Section 21.  Change of Rights Agent........................................................ 48


                                TABLE OF CONTENTS

                                                                                          Page
Section 22.  Issuance of New Right Certificates............................................ 49

Section 23.  Redemption.................................................................... 50

Section 24.  Exchange...................................................................... 51

Section 25.  Notice of Certain Events...................................................... 52

Section 26.  Notices....................................................................... 54

Section 27.  Supplements and Amendments.................................................... 54

Section 28.  Successors.................................................................... 55

Section 29.  Benefits of this Agreement.................................................... 55

Section 30.  Partnership Action............................................................ 56

Section 31.  Termination................................................................... 56

Section 32.  Severability.................................................................. 56

Section 33.  Governing Law................................................................. 56

Section 34.  Counterparts.................................................................. 56

Section 35.  Descriptive Headings.......................................................... 56

Exhibits

Exhibit A  -   Form of Right Certificate
Exhibit B  -   Summary of Rights to Purchase Units

                               RIGHTS AGREEMENT
                               ----------------

               Agreement, dated as of April 8, 1997, between Borden Chemicals and Plastics Limited Partnership, a Delaware limited partnership (the "Partnership"), and Harris Trust and Savings Bank, an Illinois banking
 -----------
corporation (the "Rights Agent").
                  ------------

               The Board of Directors of BCP Management Inc., as the general partner of the Partnership (the "General Partner"), has authorized the issuance
                                 ---------------
and declared a distribution of (i) one common unit purchase right (a "Right")
                                                                      -----
for each Unit (as hereinafter defined) of the Partnership outstanding as of the close of business (as defined below) on April 21, 1997 (the "Record Date") and
                                                             -----------
(ii) such number of Rights as shall most closely approximate 1/99th of the number of Units outstanding on the Record Date in respect of the General Partner's interest in the Partnership as of the Record Date, each Right representing the right to purchase one Unit (subject to adjustment) upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of (i) one Right (subject to adjustment as provided herein) with respect to each Unit that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined) and (ii) such number of Rights (subject to adjustment as provided herein) as shall most closely approximate 1/99th of the number of Rights issued as a result of the Units that shall become outstanding between such dates pursuant to the immediately preceding clause (i) in respect of additional contributions to the Partnership by the General Partner; provided, however, that Rights may be issued
                                    --------  -------
with respect to Units that shall become outstanding after the Distribution Date and prior to the Redemption Date and the Final Expiration Date in accordance with Section 22.

               Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

               Section 1. Certain Definitions.  For purposes of this Agreement,
                          -------------------
the following terms have the meaning indicated:

                      (a) "Acquiring Person" shall mean any Person (as such term
                           ----------------
        is hereinafter defined) who or which shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Units then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that if the General Partner
                              --------  -------
        determines in good faith that a Person who would otherwise be an "Acquiring Person" has become such inadvertently (including, without limitation, because (i) such Person was unaware that it beneficially owned a percentage of Units that would otherwise cause such Person to be a "Acquiring Person" or (ii) such Person was aware of the extent of its Beneficial Ownership of the Units but had no actual knowledge of the consequences of such Beneficial Ownership under this Rights Agreement) and without any intention of changing or influencing control of the Partnership, and such Person, as promptly as practicable divested or divests himself or itself of Beneficial Ownership of a sufficient number of Units so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to be or to have become an "Acquiring Person" for any purposes of this Agreement. Notwithstanding the foregoing, (i) if a Person would otherwise be deemed an Acquiring Person upon the adoption of this Agreement, such Person will not be deemed an Acquiring Person for any purposes of this Agreement unless and until such Person acquires Beneficial Ownership of any additional Units after the adoption of this Agreement, unless upon the consummation of the acquisition of such additional Units such Person does not beneficially own 15% or more of the Units then outstanding, and (ii) no Person shall become an "Acquiring Person" as the result of an acquisition of Units by the Partnership which, by reducing the number of Units outstanding, increases the proportionate number of Units beneficially owned by such Person to 15% or more of the Units then outstanding, provided, however, that if a Person shall become the
                     --------  -------
        Beneficial Owner of 15% or more of the Units then outstanding by reason of such Unit acquisitions by the Partnership and thereafter become the Beneficial Owner of any additional Units, then such Person shall be deemed to be an "Acquiring Person" unless upon the consummation of the acquisition of such additional Units such Person does not own 15% or more of the Units then outstanding. The phrase "then outstanding", when
                                                        ----------------
        used with reference to a Person's Beneficial Ownership of securities (including without limitation Units) of the Partnership, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

                      (b) "Affiliate" and "Associate" shall have the respective
                           ---------       ---------
        meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.
         ------------

                      (c) "Agreement and Plan of Conversion" shall mean the
                           --------------------------------
        Agreement and Plan of Conversion dated as of April 8, 1997 among the Partnership, the General Partner, Borden Chemicals and Plastics Operating Limited Partnership, BCP Chemicals and Plastics Inc., BCP Chemicals and Plastics GP Inc. and BCP Chemicals and Plastics L.P., as amended.

                      (d) A Person shall be deemed the "Beneficial Owner" of,
                                                        ----------------
        shall be deemed to have "Beneficial Ownership" of and shall be deemed to
                                 --------------------
        "beneficially own" any securities:
         ----------------

                         (i) which such Person or any of such Person's
               Affiliates or Associates is deemed to beneficially own, directly or indirectly within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement;

                         (ii) which such Person or any of such Person's
               Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed
                          --------  -------
               the Beneficial Owner of, or to beneficially own, (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, (y) securities which such Person has a right to acquire on the exercise of Rights at any time prior to the time a Person becomes an Acquiring Person or (z) securities issuable upon exercise of Rights from and after the time a Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof ("original Rights") or pursuant to Section 11(i) or
                        ---------------
               Section 11(n) with respect to an adjustment to original Rights; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be
                              --------  -------
               deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                  (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of any securities of the Partnership.

                      (e) "Business Day" shall mean any day other than a
                           ------------
        Saturday, a Sunday, or a day on which banking institutions in the State of New York, or the State in which the principal office of the Rights Agent is located, are authorized or obligated by law or executive order to close.

                      (f) "close of business" on any given date shall mean 5:00
                           -----------------
        P.M., New York City time, on such date; provided, however, that if such
                                                --------  -------
        date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

                      (g)     "current market price" shall have the meaning set
                               --------------------
forth in Section 11(d)(i).

                      (h)     "Current Value" shall have the meaning set forth
                               -------------
in Section 11(a)(ii).

                      (i)     "Distribution Date" shall have the meaning set
                               -----------------
forth in Section 3.

                      (j)     "Exchange Ratio" shall have the meaning set forth
                               --------------
in Section 24(a).

                      (k)     "Exempt Person" shall mean the Partnership, the
                               -------------
General Partner, any Subsidiary (as such term is hereinafter defined) of the Partnership, any Subsidiary or Affiliate of the General Partner, any employee benefit plan of the Partnership or the General Partner or of any Subsidiary of the Partnership or of any Subsidiary or Affiliate of the General Partner, or any entity or trustee holding Units for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Partnership or of any Subsidiary of the Partnership, in each case acting pursuant to Special Approval (as defined in the Partnership Agreement) of the board of directors of the General Partner.

                      (l)     "Final Expiration Date" shall have the meaning set
                               ---------------------
forth in Section 7.

                      (m)     "invalidation time" shall have the meaning set
                               -----------------
forth in Section 11(a)(ii).

                      (n)     "New York Stock Exchange" shall mean the New York
                               -----------------------
Stock Exchange, Inc.

                      (o)     "Partnership Agreement" shall mean the Amended and
                               ---------------------
Restated Agreement of Limited Partnership of the Partnership, dated as of December 15, 1988, as amended.

                      (p)     "Person" shall mean any individual, firm,
                               ------
corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

                      (q)     "Principal Party" shall have the meaning set forth
                               ---------------
in Section 13.
                      (r)     "Purchase Price" shall have the meaning set forth
                               --------------
in Section 4.

                      (s)     "Redemption Date" shall have the meaning set forth
                               ---------------
in Section 7.

                      (t)     "Redemption Price" shall have the meaning set
                               ----------------
forth in Section 23(a).

                      (u)     "Right Certificate" shall have the meaning set
                               -----------------
forth in Section 3(a).

                      (v)     "Securities Act" shall mean the Securities Act of
                               --------------
1933, as amended.

                      (w)     "Spread" shall have the meaning set forth in
                               ------
Section 11(a)(ii).

                      (x)     "Subsidiary" of any Person shall mean any
                               ----------
corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

                      (y)     "Substitution Period" shall have the meaning set
                               -------------------
forth in Section 11(a)(iii).

                      (z)     "Unit" when used with reference to the Partnership
                               ----
shall mean a common limited partnership interest in the Partnership, as described in the Partnership Agreement.

                      (aa)    "Unit Acquisition Date" shall mean the first date
                               ---------------------
of public announcement (which for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange
Act) by the Partnership or an Acquiring Person that an Acquiring Person has become such or such earlier date as the General Partner shall become aware of the existence of an Acquiring Person.

                      (ab)    "Unit equivalent" shall have the meaning set forth
                               ---------------
in Section 11(a)(ii).

                       Any determination required to be made by the General Partner of the Partnership for purposes of applying the definitions contained in this Section 1 shall be made solely by the General Partner in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of the Rights.

               Section 2. Appointment of Rights Agent. The Partnership
                          ---------------------------
hereby appoints the Rights Agent to act as agent for the Partnership and the holders of the Rights (who, (in addition to the General Partner) shall prior to the Distribution Date also be the holders of Units in accordance with Section 3 hereof) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Partnership may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

               Section 3. Issue of Right Certificates. (a) Until the earlier of
                          ---------------------------
(i) the tenth day after the Unit Acquisition Date or (ii) the tenth business day (or such later date as may be determined by action of the General Partner prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person (other than an Exempt Person) to commence a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Units aggregating 15% or more of the Units then outstanding (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights
                                            -----------------
(other than those held by the General Partner) will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Units registered in the names of the holders thereof and not by separate Right certificates, and (y) the Rights will be transferable only in connection with the transfer of Units (or the transfer of the General Partner's interest in the Partnership). As soon as practicable after the Distribution Date, the Partnership will prepare and execute, the Rights Agent will countersign, and the Partnership will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to (i) each record holder of Units as of the close of business on the

                                                                               9
Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Partnership, a Right Certificate, in substantially the form of Exhibit A hereto (a "Right Certificate"), evidencing one Right (subject to adjustment as
           -----------------
provided herein) for each Unit so held and (ii) to the General Partner, at its address shown on the records of the Partnership, a Right Certificate evidencing the Rights (subject to adjustment as provided herein) in respect of the General Partner's interest in the Partnership. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates. Notwithstanding anything in this Agreement to the contrary, a Distribution Date shall not be deemed to have occurred solely as the result of the approval, execution or delivery of the Agreement and Plan of Conversion or the consummation of the Transactions (as defined in the Agreement and Plan of Conversion) contemplated thereby. Nothwithstanding anything to the contrary in this Agreement or the Partnership Agreement to the contrary, a subdivision or combination of the Units for purposes of Section 4.11(a) of the Partnership Agreement shall include the distribution of the Rights and any issuance of Units or any other securities of the Partnership upon the exericise of the Rights pursuant to this Agreement.

                      (b) On the Record Date, or as soon as practicable thereafter, the Partnership will send a copy of a Summary of Rights to Purchase Units, in substantially the form of Exhibit B hereto (the "Summary of Rights"),
                                                           -----------------
by first-class, postage-prepaid mail, to each record holder of Units as of the close of business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Partnership. With respect to certificates for Units outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Units outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Units represented thereby.

                      (c) Certificates issued for Units (including, without limitation, upon transfer of outstanding Units, disposition of Units out of Units held in treasury or issuance or reissuance of Units out of authorized but unissued Units) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

               This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Borden Chemicals and Plastics Limited Partnership and Harris Trust and Savings Bank dated as of April 8, 1997 as the same may be amended from time to time (the "Rights Agreement"), the terms of which
                                       ----------------
               are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Borden Chemicals and Plastics Limited Partnership. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Borden Chemicals and Plastics Limited Partnership will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights
                         -------------------------------------------------------
               Agreement, Rights owned by or transferred to any Person who
               -----------------------------------------------------------
               becomes an Acquiring Person (as defined in the Rights Agreement)
               ----------------------------------------------------------------
               and certain transferees thereof will become null and void and
               -------------------------------------------------------------
               will no longer be transferable.
               ------------------------------

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Units represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Units represented thereby. In the event that the Partnership purchases or otherwise acquires any Units after the Record Date but prior to the Distribution Date, any Rights associated with such Units shall be deemed cancelled and retired so that the Partnership shall not be entitled to exercise any Rights associated with the Units which are no longer outstanding.

               Notwithstanding this paragraph (c), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

               Section 4. Form of Right Certificates. The Right Certificates
                          --------------------------
(and the forms of election to purchase Units and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Partnership may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the New York Stock Exchange or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11, 13 and 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of Units as shall be set forth therein at the price per Unit set forth therein (the "Purchase Price"), but the number of such Units and the Purchase Price shall be
 --------------
subject to adjustment as provided herein.

               Section 5. Countersignature and Registration. (a) The Right
                          ---------------------------------
Certificates shall be executed on behalf of the Partnership by the Chairman of the Board of Directors, the President, any Vice President, the Treasurer or the Controller of the General Partner, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the General Partner who shall have signed any of the Right Certificates shall cease to be such officer of the General Partner before countersignature by the Rights Agent and issuance and delivery by the Partnership, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Partnership with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the General Partner; and any Right Certificate may be signed on behalf of the Partnership by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the General Partner to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

               (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

               Section 6. Transfer, Split Up, Combination and Exchange of Right
                          -----------------------------------------------------
Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a)
---------------------------------------------------------------------
Subject to the provisions of Sections 7(e), 11(a)(ii) and 14 hereof, at any time after the close of business on the Distribution Date, and prior to the close of business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Units as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Partnership may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

                      (b) Subject to the provisions of Section 11(a)(ii) hereof, at any time after the Distribution Date and prior to the close of business on the earlier of the Redemption Date or the Final Expiration Date, upon receipt by the Partnership and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, delivery of an indemnity bond reasonably satisfactory to them, and, at the Partnership's request, reimbursement to the Partnership and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Partnership will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

               Section 7. Exercise of Rights, Purchase Price; Expiration Date of
                          ------------------------------------------------------
Rights. (a) Except as otherwise provided herein, the Rights shall become
------
exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for the Units as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the earliest of (i) the close of business on April 8, 2007 (the "Final
                                                                 -----
Expiration Date"), (ii) the time at which the Rights are redeemed as provided in
---------------
Section 23 hereof (the "Redemption Date"), (iii) the time at which such Rights
                        ---------------
are exchanged as provided in Section

24 hereof and (iv) immediately prior to the Effective Time of the Merger (as defined in the Agreement and Plan of Conversion).

                      (b) The Purchase Price shall be initially $21.00 for each Unit purchasable upon the exercise of a Right. The Purchase Price and the number of Units or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

                      (c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the Units to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier's check or money order payable to the order of the Partnership, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of Units certificates for the number of Units to be purchased and the Partnership hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing interests in such number of units as are to be purchased (in which case certificates for the Units represented by such receipts shall be deposited by the transfer agent with the depositary agent, and the Partnership hereby directs the depositary agent to comply with such request), (ii) when appropriate, requisition from the Partnership the amount of cash to be paid in lieu of issuance of fractional Units in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

                      (d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

                      (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Partnership shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Partnership shall reasonably request.

               Section 8. Cancellation and Destruction of Right Certificates.
                          --------------------------------------------------
All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Partnership or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Partnership shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Partnership otherwise than upon the exercise thereof.

The Rights Agent shall deliver all cancelled Right Certificates to the Partnership, or shall, at the written request of the Partnership, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Partnership.

               Section 9. Availability of Units. (a) The Partnership covenants
                          ---------------------
and agrees that it will cause to be authorized and kept available out of its authorized and unissued Units or out of Units held in its treasury, the number of Units that will be sufficient from time to time to permit the exercise in full of all outstanding Rights.

                      (b) So long as the Units (and, following the time that a Person becomes an Acquiring Person, any other securities issuable upon the exercise of Rights) may be listed or admitted to trading on the New York Stock Exchange or listed on any other national securities exchange or quotation system, the Partnership shall use its best efforts to cause, from and after such time as the Rights become exercisable, all Units (or other securities) issued or reserved for such issuance pursuant to this Agreement to be listed or admitted to trading on the New York Stock Exchange or listed on any other exchange or quotation system upon official notice of issuance upon such exercise.

                      (c) From and after such time as the Rights become exercisable, the Partnership shall use its best efforts, if then necessary to permit the issuance of Units (and following the time that a Person first becomes an Acquiring Person, any other securities) upon the exercise of Rights, to register and qualify such Units (and following the time that a Person first becomes an Acquiring Person, any other securities) under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the

Rights are no longer exercisable for such securities and the Final Expiration Date. The Partnership may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Partnership shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

                      (d) The Partnership covenants and agrees that it will take all such action as may be necessary to ensure that all Units (or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

                      (e) The Partnership further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Units (or other securities) upon the exercise of Rights. The Partnership shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for Units (or other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Units (or other securities) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Partnership's reasonable satisfaction that no such tax is due.

               Section 10. Units Record Date. Each Person in whose name any
                           -----------------
certificate for Units is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however,
                                                             --------  -------
that if the date of such surrender and payment is a date upon which the transfer books of the Partnership are closed, such Person shall be deemed to have become the record holder of such Units on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Partnership are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of a Unit for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive distributions, and shall not be entitled to receive any notice of any proceedings of the Partnership, except as provided herein.

               Section 11. Adjustment of Purchase Price, Number of Units and
                           -------------------------------------------------
Number of Rights. The Purchase Price, the number of Units or other securities or
----------------
property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this
Section 11.

               (a) (i) In the event the Partnership shall at any time after the date of this Agreement (A) make a distribution on the Units payable in Units, (B) subdivide or split the outstanding Units,
               (C) combine the outstanding Units into a smaller number of Units or (D) issue any limited partnership interests in the Partnership in a reclassification of the Units (including any such reclassification in connection with a consolidation or merger in which the Partnership is the continuing or surviving entity), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such distribution or of the effective date of such subdivision, combination or reclassification, and the number and kind of limited partnership interests (or other securities) issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of limited partnership interests (or other securities) which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Partnership were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such distribution, subdivision, combination or reclassification.

                             (ii) Subject to Section 24 of this Agreement and
               except as otherwise provided in this Section 11(a)(ii), in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of Units for which a Right is then exercisable, in accordance with the terms of this Agreement, such number of Units as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of Units for which a Right is then exercisable and dividing that product by (y) 50% of the then current market price per Unit of the Units (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the
                                                     --------  -------
               Purchase Price and the number of Units so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding anything in this Agreement to the contrary, however, from and after the time (the "invalidation time") when any Person first becomes an
                          -----------------
               Acquiring Person, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the invalidation time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the invalidation time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Partnership has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Partnership shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the invalidation time, no Right Certificate shall be issued pursuant to Section 3 or
               Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii). In the event that there shall not be sufficient Units authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraphs (i) or (ii), the Partnership shall, to the extent permitted by applicable law and any material agreements then in effect to which the Partnership is a party (A) determine the excess of (1) the value of the Units issuable upon the exercise of a Right in accordance with the foregoing subparagraphs (i) and
               (ii) (the "Current Value") over (2) the then current Purchase
                          -------------
               Price multiplied by the number of Units for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the "Spread"), and (B) with
                                                     ------
               respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the Units issuable in accordance with subparagraph 5(i) or (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Partnership (including, without limitation, limited partnership interests or fractions thereof which, by virtue of having distribution, voting and liquidation rights substantially comparable to those of the Units, are deemed in good faith by the Partnership to have substantially the same value as the Units

               (such limited partnership interests or fractions thereof are hereinafter referred to as "Unit equivalents"), (4) debt
                                           ----------------
               securities of the Partnership, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the Units actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Partnership upon the advice of a nationally recognized investment banking firm selected in good faith by the General Partner of the Partnership; provided, however, if the Partnership shall not make adequate
               --------  -------
               provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the "Section 11(a)(ii) Trigger Date"), then the
                                 ------------------------------
               Partnership shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Partnership is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Units (to the extent available), and then, if necessary, cash, which Units and/or cash have an aggregate value equal to the Spread. If, upon the date any Person becomes an Acquiring Person, the Partnership shall determine in good faith that it is likely that sufficient additional Units could be authorized for issuance upon exercise in full of the Rights, then, if the Partnership so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Partnership may seek approval from the holders of the Units for the authorization of such additional Units (such thirty (30) day period, as it may be extended, is herein called the

               "Substitution Period"). To the extent that the Partnership
                -------------------
               determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Partnership
               (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional Units and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Partnership shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Units shall be the aggregate of the current market price per Unit for the Units (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per unit or fractional value of any "Unit equivalent" shall be deemed to equal the current market price per Unit of the Units. The Partnership may, but shall not be required to, establish procedures to allocate the right to receive Units upon the exercise of the Rights among holders of Rights pursuant to this
               Section 11(a)(iii).

               (b) In case the Partnership shall fix a record date for the issuance of rights, options or warrants to all holders of Units entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Units or securities convertible into Units or Unit equivalents at a price per Unit or Unit equivalent (or having a conversion price per Unit, if a security convertible into Units or Unit equivalents) less than the then current market price per Unit of the Units (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Units and Unit equivalents outstanding on such record date plus the number of Units and Unit equivalents which the aggregate offering price of the total number of Units and/or Unit equivalents so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of Units and Unit equivalents outstanding on such record date plus the number of additional Units and/or Unit equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the General Partner of the Partnership, whose determination shall be described in a statement filed with the Rights Agent. Units and Unit equivalents owned by or held for the account of the Partnership shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                      (c) In case the Partnership shall fix a record date for the making of a distribution to all holders of Units (including any such distribution made in connection with a consolidation or merger in which the Partnership is the continuing or surviving entity) of evidences of indebtedness or assets (other than a regular quarterly cash distribution or a distribution payable in Units) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current market price per Unit (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the General Partner of the Partnership, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Unit, and the denominator of which shall be such current market price per Unit (determined pursuant to Section 11(d) hereof) of the Units. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

               (d) (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the "current market price" of any security (a
                                        --------------------
        "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per unit or share, as applicable, of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that
              --------  -------
        in the event that the current market price per unit or share of the Security is determined during a period following the announcement by the issuer of such Security of (A) a distribution on such Security payable in units or shares of such Security or securities convertible into such units or shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend or ex-distribution date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current market price shall be appropriately adjusted to reflect the current market price per unit or share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the General Partner of the Partnership. The term "Trading
                                                                      -------
        Day" shall mean a day on which the principal national securities
        ---
        exchange on
        which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If on any such date no such market maker is making a market in such Security, the fair value of such Security on such date as determined in good faith by the General Partner of the Partnership shall be used, such determination to be described in a statement filed with the Rights Agent.

               (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by
                            --------  -------
        reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of
        (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

                      (f) If as a result of an adjustment made pursuant to
        Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any securities in the Partnership other than the Units, thereafter the Purchase Price and the number of such other securities so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Units contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and
        11(m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Units shall apply on like terms to any such other securities.

                      (g) All Rights originally issued by the Partnership subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                      (h) Unless the Partnership shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest
        Unit) obtained by (i) multiplying (x) the number of Units covered by a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and
        (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                      (i) The Partnership may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of Units purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest whole Right) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Partnership shall make a public announcement of its election to adjust the number of

        Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Partnership may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Partnership, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Partnership, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

                      (j) Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of Units which were expressed in the initial Right Certificates issued hereunder.

                      (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the securities issuable upon exercise of the Rights, the Partnership shall take any action which may, in the opinion of its counsel, be necessary in order that the Partnership may validly and legally issue fully paid Units or other such securities at such adjusted Purchase Price.

                      (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Partnership may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Units and other securities of the Partnership, if any, issuable upon such exercise over and above the Units and other securities of the Partnership, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Partnership shall deliver to
                    --------  -------
        such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional interests upon the occurrence of the event requiring such adjustment.

                      (m) Anything in this Section 11 to the contrary notwithstanding, the Partnership shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that (i) any consolidation or subdivision of the Units, (ii) issuance wholly for cash of any Units at less than the current market price, (iii) issuance wholly for cash or Units or securities which by their terms are convertible into or exchangeable for Units, (iv) distributions on Units payable in Units or (v) issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Partnership to holders of its Units shall not be taxable to such holders.

                      (n) Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Partnership shall (i) make a distribution on the Units payable in Units or (ii) effect a subdivision, combination or consolidation of the Units (by reclassification or otherwise than by payment of a distribution payable in Units) into a greater or lesser number of Units, then in any such case, the number of Rights associated with each Unit then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each Unit following any such event shall equal the result obtained by multiplying the number of Rights associated with each Unit immediately prior to such event by a fraction the numerator of which shall be the total number of Units outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Units outstanding immediately following the occurrence of such event.

                      (o) The Partnership agrees that, after the earlier of the Distribution Date or the Unit Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

               Section 12. Certificate of Adjusted Purchase Price or Number of
                           ---------------------------------------------------
Units. Whenever an adjustment is made as provided in Section 11 or 13 hereof,
-----
the Partnership shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment,
(b) file with the Rights Agent and with each transfer agent for the Units a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof (if so required under Section 25 hereof). The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained, and shall not be obligated or responsible for calculating any adjustment, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.



               Section 13. Consolidation, Merger or Sale or Transfer of Assets
                           ---------------------------------------------------
or Earnings Power. (a) Except pursuant to a transaction approved in advance by
-----------------
the General Partner, in the event, directly or indirectly, at any time after any Person has become an Acquiring Person, (i) the Partnership shall merge with and into any other Person, (ii) any Person shall consolidate with the Partnership, or any Person shall merge with and into the Partnership and the Partnership shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Units shall be changed into or exchanged for common stock, limited partnership interests or other securities of any other Person (or of the Partnership) or cash or any other property, or (iii) the Partnership shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Partnership and its Subsidiaries (taken as a whole) to any other Person (other than the Partnership or one or more of its wholly-owned Subsidiaries), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of record of a Right (other than Rights which have become void pursuant to Section 11(a)(ii)) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of Units for which a Right was exercisable (whether or not such Right was then exercisable) immediately prior to the time that any Person first became an Acquiring Person (each as subsequently adjusted thereafter pursuant to Sections 11(a)(i), 11(b), 11(c), 11(h), 11(i) and 11(m)), in accordance with the terms of this Agreement, such number of validly issued, fully paid and non-assessable and freely tradeable shares of common stock, limited partnership interests or equivalent securities of the Principal Party (as defined herein) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of Units for which a Right was exercisable immediately prior to the time that any Person first became an Acquiring Person (as subsequently adjusted thereafter pursuant to Sections 11(a)(i), 11(b), 11(c), 11(h), 11(i) and 11(m)) and (2) dividing that product by 50% of the then current market price of the common stock, limited partnership interests or equivalent securities of such Principal Party (determined pursuant to Section 11(d)(i) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided that the Purchase Price and the number of
                          --------
shares of common stock, limited partnership interests or equivalent securities of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in Section 11(f) of this Agreement to reflect any events occurring in respect of such Principal Party after the date of the such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Partnership pursuant to this Agreement; (C) the term "Partnership" shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its common stock, limited partnership interests or equivalent securities in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its securities thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, units, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the common stock, limited partnership interests or equivalent securities of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of common stock, limited partnership interests or equivalent securities) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

               (b)    "Principal Party" shall mean
                       ---------------
                      (i) in the case of any transaction described in (i) or
        (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the Units are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the common stock, limited partnership interests or equivalent securities of which have the greatest aggregate market value of common stock, limited partnership interests or equivalent securities outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the common stock, limited partnership interests or equivalent securities of which have the greatest aggregate market value of common stock, limited partnership interests or equivalent securities outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the

        Person that does survive the merger (including the Partnership if it survives) or (z) the Person resulting from the consolidation; and

                      (ii) in the case of any transaction described in (iii) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of common stock, limited partnership interests or equivalent securities having the greatest aggregate market value of common stock, limited partnership interests or equivalent securities outstanding;

provided, however, that in any such case described in the foregoing clause
(b)(i) or (b)(ii), if the common stock, limited partnership interests or equivalent securities of such Person are not at such time or have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the common stock, limited partnership interests or equivalent securities of which are and have been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the common stock, limited partnership interests or equivalent securities of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of the common stock, limited partnership interests or equivalent securities having the greatest aggregate market value of common stock, limited partnership interests or equivalent securities outstanding, or
(3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

               (c) The Partnership shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Partnership and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

                      (i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Final Expiration Date, and similarly comply with applicable state securities laws;

                      (ii) use its best efforts, if the common stock, limited partnership interests or equivalent securities of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the common stock, limited partnership interests or equivalent securities of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be reported by such other system then in use;

                      (iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

                      (iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the Units of the Principal Party subject to purchase upon exercise of outstanding Rights.

               (d) In case the Principal Party has provision in any of its authorized securities or in its certificate of incorporation or by-laws, partnership agreement or other instrument governing its corporate or partnership affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, common stock, limited partnership interests or other securities of such Principal Party at less than the then current market price per unit thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, common stock, limited partnership interests or other securities of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the common stock, limited partnership interests or other securities of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Partnership hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Partnership and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

               (e) The Partnership covenants and agrees that it shall not, at any time after a Person first becomes an Acquiring Person, enter into any transaction of the type contemplated by (i) - (iii) of Section 13(a) hereof if
(x) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer of other transaction, the security holders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or
(z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

               Section 14. Fractional Rights and Fractional Units. (a) The
                           --------------------------------------
Partnership shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (i.e. Right's to acquire less than one Unit). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the General Partner of the Partnership. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the General Partner of the Partnership shall be used.

                      (b) The Partnership shall not be required to issue fractions of Units upon exercise of the Rights or to distribute certificates which evidence fractional Units. Interests in fractions of Units may, at the election of the Partnership, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Partnership and a depositary selected by it;

provided, that such agreement shall provide that the holders of such depositary
--------
receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Units represented by such depositary receipts. In lieu of fractional Units or depositary receipts, the Partnership shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Unit. For the purposes of this
Section 14(b), the current market value of a Unit shall be the closing price of a Unit (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

                      (c) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional Units upon exercise of a Right (except as provided above).

               Section 15. Rights of Action. All rights of action
                           ----------------
in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Units); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Units), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Units), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Partnership to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Units) in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this

Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

               Section 16.  Agreement of Right Holders. Every holder of a Right,
                            --------------------------
by accepting the same, consents and agrees with the Partnership and the Rights Agent and with every other holder of a Right that:

               (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Units;

               (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

               (c) the Partnership and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated certificate for Units) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificates for Units made by anyone other than the Partnership or the Rights Agent) for all purposes whatsoever, and neither the Partnership nor the Rights Agent shall be affected by any notice to the contrary.

               Section 17. Right Certificate Holder Not Deemed a Holder of
                           -----------------------------------------------
Units. No holder, as such, of any Right Certificate shall be entitled to vote,
-----
receive distributions or be deemed for any purpose the holder of the Unit or any other securities of the Partnership which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a holder of Units the Partnership or any right to vote or upon any matter submitted to holders of Units at any meeting thereof, or to give or withhold consent to any partnership action, or to receive notice of meetings or other actions affecting holders of Units (except as provided in this Agreement), or to receive distributions or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

               Section 18. Concerning the Rights Agent. (a) The Partnership
                           ---------------------------
agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Partnership also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The indemnification provided for herein shall survive the expiration of the Rights, the termination of this Agreement and the resignation or removal of the Rights Agent. The costs and expenses of enforcing this right of indemnification shall also be paid by the Partnership.

               (b) The Rights Agent shall conclusively rely upon and be protected and incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or Unit or for other securities of the Partnership, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

               Section 19.  Merger or Consolidation or Change of Name of Rights
                            ---------------------------------------------------
Agent. (a) Any corporation into which the Rights Agent or any successor Rights
-----
Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the securities transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be
                                   --------
eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

               (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered the Rights

Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

               Section 20. Duties of Rights Agent. The Rights Agent undertakes
                           ----------------------
the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Partnership and the holders of Right Certificates, by their acceptance thereof, shall be bound:

               (a) Before the Rights Agent acts or refrains from acting, it may consult with legal counsel (who may be legal counsel for the Partnership), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

               (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Partnership prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board of Directors, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller or the Secretary of the General Partner on behalf of the Partnership and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

               (c) The Rights Agent shall be liable hereunder to the Partnership and any other Person only for its own negligence, bad faith or wilful misconduct.

               (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Partnership only.

               (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Partnership of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to
        Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Units or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Units or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

               (f) The Partnership agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

               (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Chairman of the Board of Directors, the President, a Vice President, the Chief Financial Officer, the Treasurer, the Controller or the Secretary of the General Partner acting on behalf of the Partnership, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Partnership may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the General Partner on behalf of the Partnership actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

               (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Partnership or become pecuniarily interested in any transaction in which the Partnership may be interested, or contract with or lend money to the Partnership or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Partnership or for any other legal entity.

               (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Partnership resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

               (j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), a Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Partnership.

               (k) No provision of this Agreement shall require the Rights Agent to expend or risk or commit its own funds in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

               (l) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Aquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Partnership of such fact, event or determination.

               Section 21. Change of Rights Agent. The Rights Agent or any
                           ----------------------
successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Partnership and to the transfer agent of the Units by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. The Partnership may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to the transfer agent of the Units by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Partnership shall appoint a successor to the Rights Agent. If the Partnership shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Partnership), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.

Any successor Rights Agent, whether appointed by the Partnership or by such a court, shall be a corporation organized and doing business under the laws of the United States or any State thereof, which is authorized under such laws to exercise corporate trust or securities transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Partnership shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Units, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

               Section 22. Issuance of New Right Certificates. Notwithstanding
                           ----------------------------------
any of the provisions of this Agreement or of the Rights to the contrary, the Partnership may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by the General Partner on behalf of the Partnership to reflect any adjustment or change in the Purchase Price and the number or kind or class of limited partnership interests or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Units following the

Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Partnership may with respect to Units so issued or sold pursuant to (i) any employee plan or arrangement, (ii) the exercise, conversion or exchange of securities, notes or debentures issued by the Partnership or
(iii) a contractual obligation of the Partnership in each case existing prior to the Distribution Date, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale.

               Section 23. Redemption. (a) The General Partner of the
                           ----------
Partnership may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any split, Unit distribution or similar transaction occurring after the date hereof (the redemption price being hereinafter referred to as the "Redemption Price").
                                                            ----------------
The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the General Partner in its sole discretion may establish.

               (b) Immediately upon the action of the General Partner ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the General Partner may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Partnership shall promptly give public notice of any such redemption; provided, however,
                                                          --------  -------
that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the General Partner ordering the redemption of the Rights (or such later time as the General Partner may establish for the effectiveness of such redemption), the Partnership shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Units. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

               Section 24. Exchange. (a) The General Partner on behalf of the
                            --------
Partnership may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Units at an exchange ratio of one Unit per Right, (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the General Partner on
        --------------
behalf of the Partnership shall not be empowered to effect such exchange at any time after (1) any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of Units aggregating 50% or more of the Units then outstanding or (2) the occurrence of an event specified in Section 13(a) hereof.

               (b) Immediately upon the action of the General Partner on behalf of the Partnership ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Units equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Partnership shall promptly give public notice of any such exchange; provided,
                                                                    --------
however, that the failure to give, or any defect in, such notice shall not
-------
affect the validity of such exchange. The Partnership shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Units for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

               (c) The Partnership shall not, in connection with any exchange pursuant to this Section 24, be required to issue fractions of Units or to distribute certificates which evidence fractional Units. In lieu of such fractional Units, the Partnership shall pay to the registered holders of the Right Certificates with regard to which such fractional Units would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Unit. For the purposes of this paragraph (c), the current market value of a whole Unit shall be the closing price of a Unit (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

               Section 25. Notice of Certain Events. (a) In case the Partnership
                           ------------------------
shall at any time after the earlier of the Distribution Date or the Unit Acquisition Date propose (i) to declare or pay any distribution on the Units payable in Units or limited partnership interests of any other class to the holders of its Unit or to make any other distribution to the holders of its Units (other than regular periodic cash distributions), (ii) to offer to the holders of its Unit rights or warrants to subscribe for or to purchase any additional Units or limited partnership interests of any other class or any other securities, rights or options, (iii) to effect any reclassification or recapitalization of its Units or to effect a subdivision, combination or consolidation of the Units, or (iv) to effect the liquidation, dissolution or winding up of the Partnership, then, in each such case, the Partnership shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such unit distribution or distribution of rights or warrants, or the date on which such liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Units, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Units for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Units, whichever shall be the earlier.

               (b) In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Partnership shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Units) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and
Section 13 hereof.

               Section 26. Notices. Notices or demands authorized by this
                           -------
Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Partnership shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                      Borden Chemicals and Plastics Limited Partnership c/o BCP Management, Inc.
                      180 East Broad Street
                      Columbus, Ohio 43215-3799

                      Attention: Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Partnership or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Partnership) as follows:

                      Harris Trust and Savings Bank
                      311 West Monroe Street
                      Chicago, Illinois 60606
                      Attention:  Corporate Trust Division

Notices or demands authorized by this Agreement to be given or made by the Partnership or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Partnership.

               Section 27. Supplements and Amendments. Except as provided in the
                           --------------------------
penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Partnership may in its sole and absolute discretion, and the Rights Agent shall if the Partnership so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Partnership may, and the Rights Agent shall, if the Partnership so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Partnership may deem necessary or desirable; provided that no such supplement or
                                             --------
amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the rights again to become redeemable or cause the Agreement again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the General Partner on behalf of the Partnership which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.

               Section 28. Successors. All the covenants and provisions of this
                           ----------
Agreement by or for the benefit of the Partnership or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

               Section 29. Benefits of this Agreement. Nothing in this Agreement
                           --------------------------
shall be construed to give to any Person other than the Partnership, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Units) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Partnership, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Units).

               Section 30. Partnership Action. Any action which the Partnership
                           ------------------
is authorized or permitted to take pursuant to any provision of this Agreement shall be taken by the General Partner acting on behalf of the Partnership.

               Section 31. Termination. Notwithstanding anything in this
                           -----------
Agreement to the contrary, this Agreement shall terminate and have no further force and effect at the Effective Time of the Merger (as defined in the Agreement and Plan of Conversion).

               Section 32. Severability. If any term, provision, covenant or
                           ------------
restriction of this Agreement or applicable to this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               Section 33. Governing Law. This Agreement and each Right
                           -------------
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State, without regard to the principles of conflict of laws.

               Section 34. Counterparts. This Agreement may be executed in any
                           ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

               Section 35. Descriptive Headings. Descriptive headings of the
                           --------------------
several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:                             BORDEN CHEMICALS AND PLASTICS
                                    LIMITED PARTNERSHIP

                                    By: BCP Management Inc., its general partner


By: /s/James O. Stevning                 By: /s/Joseph Saggese
   ---------------------------------         ----------------------------
    Name:  James O. Stevning                 Name:  Joseph Saggese
    Title: Chief Executive Officer           Title: Chief Executive Officer




Attest:                             HARRIS TRUST AND SAVINGS BANK

By: /s/Lorraine Rodewald                 By: /s/Ray G. Rosenbaum
--------------------------------         ---------------------------
Name:  Lorraine Rodewald                 Name:  Ray G. Rosenbaum
Title: Assistant Vice President          Title: Vice President

                                                                       Exhibit A
                                                                       ---------
                            Form of Right Certificate

Certificate No. R- ____                                               ___ Rights

        NOT EXERCISABLE AFTER APRIL 8, 2007 OR EARLIER IF REDEMPTION, EXCHANGE OR THE EFFECTIVE DATE OF THE MERGER OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

                                Right Certificate

               BORDEN CHEMICALS AND PLASTICS LIMITED PARTNERSHIP

               This certifies that ___________ or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of April 8, 1997, as the same may be amended from time to time (the "Rights Agreement"), between Borden Chemicals and Plastics Limited
           ----------------
Partnership, a Delaware limited partnership (the "Partnership"), and Harris
                                                  -----------
Trust and Savings Bank (the "Rights Agent"), to purchase from the Partnership at
                             ------------
any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on April 8, 2007 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one fully paid common limited partnership interest (a "Unit") of the Partnership, at a purchase price of $21.00 per Unit (the
 ----
"Purchase Price"), upon presentation and surrender of this Right Certificate
 --------------
with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of Units which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of April 8 1997, based on the Units as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

               This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Partnership and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive office of the Partnership and the above-mentioned office or agency of the Rights Agent. The Partnership will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

               This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Units as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

               Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Partnership at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for Units.

               No fractional Units will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which may, at the election of the Partnership, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

               No holder of this Right Certificate, as such, shall be entitled to vote or receive distributions or be deemed for any purpose the holder of the Units or of any other securities of the Partnership which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a holder of Units of the Partnership or any right to vote upon any matter submitted to holders of Units at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive distributions or subscription rights, or otherwise, until the Right or Rights evidenced by this Right certificate shall have been exercised as provided in the Rights Agreement.

               This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

               This Right Certificate shall be governed by and construed in accordance with the laws of the State of Delware without regard to principles of conflict of laws.

               WITNESS the facsimile signature of the proper officers of the Partnership and its corporate seal.

ATTEST:                                            BORDEN CHEMICALS AND PLASTICS
                                                   LIMITED PARTNERSHIP

By ____________________                              By:  BCP Management Inc.,
                                                          its general partner


                                                         By __________________

Countersigned:

HARRIS TRUST AND SAVINGS BANK,
as Rights Agent

By _________________________
   Authorized Signatory

Dated as of _____________

                   Form of Reverse Side of Right Certificate

                              FORM OF ASSIGNMENT
                              ------------------

               (To be executed by the registered holder if such holder desires to transfer the Right Certificate)

  FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfer unto ___________________________

------------------------------------------------------------
                  (Please print name and address of transferee)

------------------------------------------------------------
Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer said Rights on the books of the within-named Partnership, with full power of substitution.

Dated: _________________

                                            ------------------------------
                                                   Signature

Signature Guaranteed:

               Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.


--------------------------------------------------------------------------------
                                (To be completed)

               The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                             ------------------------------
                                                     Signature

                         FORM OF ELECTION TO PURCHASE
                         ----------------------------

                 (To be executed if holder desires to exercise
                 Rights represented by the Rights Certificate)

To BORDEN CHEMICALS AND PLASTICS LIMITED PARTNERSHIP:

               The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the Units (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such Units (or such other securities) be issued in the name of:

--------------------------------------------------------------
                      (Please print name and address)

--------------------------------------------------------------

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivery to:

Please insert social security
or other identifying number

--------------------------------------------------------------
                      (Please print name and address)

--------------------------------------------------------------


Dated:  ____________________

                                                       ------------------------
                                                       Signature

(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

               Signature must be guaranteed by a member of firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

--------------------------------------------------------------------------------
                               (To be completed)

               The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement)

                                                          ----------------------
                                                                 Signature


--------------------------------------------------------------------------------

                                     NOTICE
                                     ------

               The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

               In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

                                                                       Exhibit B
                                                                       ---------


        UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

                       SUMMARY OF RIGHTS TO PURCHASE UNITS

               On April 8, 1997, BCP Management, Inc., the general partner (the "General Partner") of Borden Chemicals and Plastics Limited Partnership (the
 ---------------
"Partnership") declared a distribution, to be made on April 21, 1997 (the
 -----------
"Record Date"), of (i) one common unit purchase right (a "Right") for each
 -----------                                              -----
outstanding common unit (a "Unit"; collectively, the "Units") of the Partnership
                            ----                      -----
and (ii) such number of Rights as most closely approximates 1/99th of the number of Units outstanding on the Record Date (in respect of the General Partner's interest in the Partnership). The distribution is payable to the record holders of Units on the Record Date and to the General Partner. Each Right entitles the holder to purchase from the Partnership one Unit at a price of $21.00 (the "Purchase Price"), subject to adjustment. The description and terms of the
 --------------
Rights are set forth in a Rights Agreement dated as of April 8, 1997 (the "Rights Agreement") between the Partnership and Harris Trust and Savings Bank,
 ----------------
as Rights Agent (the "Rights Agent").
                      ------------

               Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the
 ----------------
outstanding Units or (ii) 10 business days (or such later date as may be determined by action of the General Partner prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Units (the earlier of such dates being called the "Distribution Date"), the Rights (other
                                        -----------------
than those held by the General Partner) will be evidenced, with respect to any of the certificates for Units outstanding as of the Record Date, by such certificates for Units together with a copy of this Summary of Rights.

               The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Units (or in the case of the General Partner, with the transfer of the general partnership interest). A Right will be issued with each Unit issued after the date of the initial issuance of the Rights and, subject to certain exceptions, prior to the Distribution Date. Until the Distribution Date (or earlier redemption or expiration of the Rights), new certificates for Units issued after the Record Date upon transfer or new issuances of Units will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Units outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Units represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Units as of
  ------------------
the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

               The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) the effective date of the Merger described in the Agreement and Plan of Conversion, dated as of April 8, 1997, among the Partnership, the General Partner, Borden Chemicals and Plastics Operating Limited Partnership, BCP Chemicals and Plastics Inc., BCP Chemicals and Plastics GP Inc. and BCP Chemicals and Plastics L.P. and (ii) April 8, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is extended or
      ---------------------
unless the Rights are earlier redeemed or exchanged by the Partnership, in each case as described below.

               The Purchase Price payable, and the number of Units or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a distribution in the form of Units, or a subdivision, combination or reclassification of the Units, (ii) upon the grant to holders of the Units of certain rights or warrants to subscribe for or purchase Units at a price, or securities convertible into Units with a conversion price, less than the then-current market price of the Units or (iii) upon the distribution to holders of the Units of evidences of indebtedness or assets (excluding regular periodic cash distributions or distributions payable in Units) or of subscription rights or warrants (other than those referred to above).

               In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise of the Right at the then current exercise price of the Right, that number of Units having a market value of two times such exercise price.

               In the event that, after a person or group has become an Acquiring Person, the Partnership is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof of the Right at the then current exercise price of the Right, that number of shares of common stock, limited partnership interests or equivalent ownership interests of the person with whom the Partnership has engaged in the foregoing transaction which number of shares, limited partnership interests or equivalent ownership interests at the time of such transaction will have a market value of two times the exercise price of the Right.

               At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Units or the occurrence of an event described in the preceding paragraph, the General Partner on behalf of the Partnership may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Unit per Right (subject to adjustment).

               With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Units will be issued (other than fractions, which may, at the election of the Partnership, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Units on the last trading day prior to the date of exercise.

               At any time prior to the time an Acquiring Person becomes such, the General Partner on behalf of the Partnership may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The
                                                    ----------------
redemption of the Rights may be made effective at such time, on such basis and with such conditions as the General Partner on behalf of the Partnership in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

               For so long as Rights are then redeemable, the Partnership may, except with respect to the redemption price, amend the Rights in any manner. After the Rights are no longer redeemable the Partnership may, except with respect to the Redemption Price, amend the Rights in any manner that does not adversely affect the interests of holders of the Rights.

               Until a Right is exercised, the holder thereof, as such, will have no rights as a holder of Units the Partnership, including, without limitation, the right to vote or to receive distributions.

               A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Partnership. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.